 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2009

VeruTEK Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-130394	06-1828817
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 West Dudley Town Road, Suite 100 Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 242-9800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

 On April 22, 2009, VeruTEK Technologies, Inc. entered into an amendment (the “Amendment”) to the Secured Convertible Notes that it had issued on May 9, 2007 (the “Notes”).  The Amendment provides the holders of the Notes with various options to extend the maturity date of the Notes in return for more favorable terms and makes certain other amendments to the Notes.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits
99.1First Amendment to Secured Convertible Notes, dated as of April 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeruTEK Technologies, Inc.

April 24, 2009	By:	/s/ John Collins
John Collins
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to Secured Convertible Notes, dated as of April 22, 2009

4